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                                                                   EXHIBIT 10.15


PROMISSORY NOTE

$3,000,000

                                                              Albany, New York
                                                              October 14, 2002

         FOR VALUE RECEIVED, the undersigned, KC ACQUISITION CORP, a New Jersey corporation, having an officer for the transaction of business at 2210 Landmark Place, Manasquan New Jersey 08736, herein designated as the Borrower, does hereby promise to pay to the order of Lynn A. Smith, an individual residing at 8 Beech Ridge Road, Clifton Park, New York 12065, hereinafter designated as the Lender, the principal sum of THREE MILLION ($3,000,000) Dollars together with interest as set forth below in the following manner:

         COMMENCING on the first day of November 2002, and continuing on the first day of each subsequent month thereafter, to and including March 15, 2004, Borrower shall pay Lender interest only calculated on the principal amount of Three Million and 00/100 ($3,000,000) Dollars at a rate which shall be equal to the preferred broker call rate charged by Bear Stearns Securities Corp. to its correspondent Broker Dealers on the date of execution of this Note, plus two and one half (2 1/2%) percent per annum, which rate is initially six and one quarter (6 1/4%) percent, which rate adjusts whenever the Broker Call Rate changes, to and including March 15, 2004, when the full amount of principal and interest remaining unpaid, if any, shall be due and payable.

         The term "Broker Call Rate" shall be the preferred rate of interest charged by Bear Stearns Securities Corp. from time to time to its correspondent Broker Dealers.

         To the extent any portion of the Three Million Dollar loan proceeds advanced are marketable securities (the "Securities"), any gains or losses on the Securities will be recognized by the Lender. Lender shall have full right to substitute any of the Securities with other securities of greater or equal value or cash equal to the outstanding principal amount. Lender agrees that if the portion of loan proceeds advanced are Securities and the value of these Securities falls below $3,000,000 for a period of ten successive business days, then Lender will deposit additional cash or marketable securities to restore the value of the total loan proceeds to $3,000,000.

         Upon any default hereof the Borrower further promise(s) to pay all costs of collection and reasonable attorney fees incurred by the holders hereof. If the undersigned is more than one, their convenants and obligations hereunder are joint and several and each hereby waives demand, diligence, presentment, protest and notice of any kind, and to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action hereunder.

         Partial payment shall be applied to the last maturing payments due on the Loan, shall be in one or more increments of the monthly amount due on principal, shall not extend or postpone the due date of any subsequent monthly installment or change the amounts of such installments unless the holder of the line of credit loan shall otherwise expressly agree in writing. There shall be due and owing by the Borrower a late charge of two percent (2%) of any monthly payment on any such payment which is ten (10) days or more past due.

         Notwithstanding anything to the contrary herein contained, to the extent that the toal amount of interest received in any year exceeds the Maximum Rate permitted by law, then the amount so determined to be in excess shall be applied in reduction of principal of this Note.

         If more than one person join in the execution of this Note, and if any be of the feminine sex, the relative words herein shall be read as if written in the plural, or in the feminine gender, as the case may be.


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         This Note may not be changed or terminated orally.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         If the Borrower consists of two or more parties, such parties shall be jointly and severally liable on all obligations hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Note the date and year first written above.


                                  KC ACQUISITION CORP.


                                  By: /s/ Thomas J. Few
                                      -----------------------------------------
                                      Thomas J. Few, Sr., President


STATE OF NEW JERSEY }
COUNTY OF           }  SS.

         On the 14th day of October, in the year 2002, before me, the undersigned, personally appeared Thomas J. Few, Sr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signatures on the instrument, the individual(s), or the persons upon behalf of which the individual(s) acted, executed the instrument.


                                           /s/ Jamie A. Kulin
                                           ------------------------------------
                                           Notary Public


                                                  JAMIE A. KULIN
                                           NOTARY PUBLIC OF NEW JERSEY
                                       MY COMMISSION EXPIRES MAR. 19, 2006